Impairment of Assets (Tables)	12 Months Ended
Dec. 31, 2012
Asset Impairment Charges [Abstract]
Details Of Impairment Of Long Lived Assets Held And Used By Asset [Text Block]

	Impairment of assets

	Impairments are made up as follows:
		2012	2011	2010
		$	$	$
	South Africa
	Impairment of Great Noligwa(1)	42	-	-
	Impairment of abandoned development areas at Kopanang mine(2)	14	-	-
	Impairment of abandoned shaft pillar development at TauTona(3)	-	9	-
	Impairment and write-off of Savuka(4)	-	3	16
	Impairment and write-off of waste wash plant at Kopanang mine(5)	-	2	-
	Below 120 level at TauTona(6)	-	-	47
	Impairment of Tau Lekoa(7)	-	-	8
	Continental Africa
	Impairment and write-off of mine development at Siguiri(8)	14	-	-
	Impairment and write-off of mine infrastructure, development and assets at Obuasi(9)	296	-	-
	Impairment and write-off of vehicles and mining equipment at Obuasi mine	-	2	-
	Impairment of Iduapriem obsolete tailings storage facility(10)	-	-	8
	Impairment and write-off of vehicles and heavy mining equipment at Geita mine	-	-	5
	Impairment and write-off of tailings treatment plant at Obuasi mine(11)	-	-	3
	Americas
	Write-off of mining assets at Serra Grande	-	-	3
	Other
	Impairment and write-off of various minor tangible assets, mine infrastructure and equipment	1	1	1
		367	17	91

(1)	Due to a change in the mine plan during 2012, resulting from a reduction in reserves from abandonment of certain areas, grade factors and an increase in the cost of extraction, the carrying value of Great Noligwa was written down to an estimated fair value using a pre-tax discount rate of 13 percent.
(2)	Due to a change in the mine plan, certain development areas have been abandoned and are not expected to generate future cash flows.
(3)	Due to a change in the mine plan resulting from safety related concerns following seismic activity, the VCR shaft pillar and ore pass development have been abandoned and is no longer expected to generate future cash flows.
(4)	Due to a further change in the mine plan during 2011, the Savuka assets have been abandoned and are not expected to generate future cash flows.
(5)	The use of the waste wash plant was discontinued as it did not yield the desired benefit.
(6)	Due to a change in the mine plan resulting from safety related concerns following seismic activity, a portion of the below 120 level development has been abandoned and is not expected to generate future cash flows.
(7)	Following the classification of Tau Lekoa as held for sale in 2009, impairment testing was performed on the held for sale asset. As the estimated fair value less costs to sell did not support the carrying value, an impairment was recorded for held for sale assets. The sale of Tau Lekoa was concluded effective August 1, 2010.
(8)	Due to depleted reserves in the Sintroko, Kozan and Kintinia pits, costs previously capitalized are not expected to generate future cash flows. Certain areas were also abandoned due to safety-related concerns.
(9)	Due to a change in the mine plan, certain areas have been abandoned mainly due to depletion of reserves and assets in poor physical condition or considered obsolete were written-off.
(10)	The use of the tailings storage facility was discontinued as no further economic benefit is expected to be derived.
(11)	Due to safety related concerns the use of the tailings treatment plant was discontinued.

The following estimates and assumptions were used by management when reviewing goodwill and long-lived assets for impairment:

—	the gold price assumption represented management’s best estimate of the future price of gold. In arriving at the estimated long-term gold price, management considered all available market information including current prices, historical averages, and forward pricing curves. The long-term gold price is based on a range of economic and market conditions expected to exist over the remaining useful life of the assets; (1)
—	proven and probable ore reserves as well as value beyond proven and probable reserves estimates. For these purposes proven and probable ore reserves of approximately 74.1 million ounces (including joint ventures) as at December 31, 2012 were determined;
—	the real pre-tax discount rate is commensurate with the risks involved which is consistent with the basis used in 2011. The risk factors considered were country risk as well as asset risk for cash flows relating to mines that are not yet in production and deep level mining projects. The country risk factor was based on the Company’s internal assessment of country risk relative to the issues experienced in the countries in which it operates and explores;
—	foreign currency cash flows were translated at estimated forward exchange rates and then discounted using appropriate discount rates for that currency; and
—	cash flows used in impairment calculations were based on life of mine plans.

Estimates and assumptions used by management included the following:

		2012	2011	2010
		$ per ounce	$ per ounce	$ per ounce
(1)	Long-term real gold price	1,584	1,530	1,113

When reviewing goodwill and other long-lived assets for impairment, AngloGold Ashanti's assumption on gold price represents its best estimate of the future price of gold. In arriving at the estimated long-term gold price, AngloGold Ashanti considers all available market information including current prices, historical averages, and forward pricing information and data. The long term gold price of $1,584 per ounce in 2012 and $1,530 per ounce in 2011, were based on a range of economic and market conditions, which were expected to exist over the remaining useful life of the assets.

AngloGold Ashanti considers the long term fundamentals that provide support to the gold price assumption. These include, amongst other things, gold as a long term store of value, hedge against inflation, safe haven status, strong physical demand from emerging markets, central bank purchases, quantitative easing and devaluation of paper currency, falling global mine production and rising costs of producing gold, all of which represent significant and enduring trends supportive of AngloGold Ashanti's gold price assumption.

The actual gold price averaged $1,668 per ounce in 2012 and $1,572 per ounce in 2011. The gold price in 2013 has been subject to volatile short term swings and has averaged $1,632 per ounce in the first quarter of 2013 and closed at $1,404 per ounce on April 19, 2013.

AngloGold Ashanti will continue to monitor the underlying long term factors driving the gold price and will review its gold price assumption, should it consider it appropriate to do so. Should the gold price assumption used in 2012 be revised significantly downward for any reason (by more than 10 percent), goodwill related to Mine Waste Solutions and long-lived assets related to Great Noligwa are most vulnerable to impairment.

Furthermore, should the gold price fall and remain at such lower levels, management will consider, in addition to other mitigating factors, reviewing and amending the life of mine plans to reduce expenditures, optimize costs and increase cash flows in respect of its mining assets.

The real pre-tax discount rates applied in the 2012 impairment calculations on reporting units with significant assigned goodwill were as follows:

Percentage
Australasia
Sunrise Dam	6.1%
Americas
Cripple Creek & Victor	8.2%